Virtus Newfleet Multi-Sector Short Term Bond Fund (the “Fund”),

a series of Virtus Opportunities Trust

Supplement dated February 28, 2025 to the Summary Prospectus and the

Virtus Opportunities Trust Statutory Prospectus applicable to the Fund,

each dated January 28, 2025, as supplemented

IMPORTANT NOTICE TO INVESTORS

In order to correct a scrivener’s error, the Purchase and Sale of Fund Shares section of the Fund’s summary prospectus and the summary section of the statutory prospectus applicable to the Fund, is hereby replaced in its entirety with the following:

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C1 Shares:

◾	$2,500, generally
◾	$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts
◾	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C1 Shares:

◾	$100, generally
◾	No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Class C Shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through reinvestment of dividends and/or capital gain distributions.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

The minimums may be reduced or waived in some circumstances. In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/MSSTB Class C Correction (2/2025)

Virtus Duff & Phelps Real Asset Fund (the “Fund”),

a series of Virtus Opportunities Trust

Supplement dated February 28, 2025 to the Summary Prospectus and the Virtus Opportunities Trust Statutory Prospectus applicable to the Fund,

each dated January 28, 2025, as supplemented

Important Notice to Investors

The table showing Average Annual Total Returns in the “Performance Information” section of the Fund’s summary prospectus and the summary section of the statutory prospectus applicable to the Fund, is hereby replaced in its entirety with the following:

Class	1 Year	5 Years	10 Years	Since Inception Class R6 (1/31/2022)
Class I
Return Before Taxes	9.81%	5.80%	4.34%	—
Return After Taxes on Distributions	8.41%	5.26%	3.75%	—
Return After Taxes on Distributions and Sale of Fund Shares	6.12%	4.42%	3.26%	—
Class A
Return Before Taxes	3.53%	4.36%	3.50%	—
Class C
Return Before Taxes	8.75%	4.73%	3.29%	—
Class R6
Return Before Taxes	9.83%	—	—	4.28%
MSCI All Country World Index (net) (reflects no deduction for fees, expenses or taxes)	17.49%	10.06%	9.23%	7.43%

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/DPIM Real Asset Performance Reclass (03/2025)